Exhibit 14

I, Theresa Gattung, certify that:

1.	I have reviewed this annual report on Form 20-F of Telecom Corporation of New Zealand;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented by this report;

4.	The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15(e) for the Company and have:

a) designed such disclosure controls and procedures or caused such disclosures controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on our evaluation; and

c) disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected or is reasonably likely to materially affect the Company’s internal control over financial reporting.

5.	The Company’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting to the Company’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

Date: 28 November 2003

/s/ THERESA GATTUNG

Theresa Gattung Chief Executive Officer and Managing Director

I, Marko Bogoievski, certify that:

1.	I have reviewed this annual report on Form 20-F of Telecom Corporation of New Zealand;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented by this report;

4.	The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Company and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on our valuation; and

c) disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected or is reasonably likely to materially affect the Company’s internal control over financial reporting.

5.	The Company’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting to the Company’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

Date: 28 November 2003

/s/ MARKO BOGOIEVSKI

Marko Bogoievski Chief Financial Officer

Signed originals of these written statements required by Section 302 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.